SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2005

ASG Consolidated LLC

ASG Finance, Inc.

(Exact name of registrants as specified in their charter)

Delaware		20-1741364
Delaware	333-123636	20-1741328
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Market Place Tower, 2025 First Avenue

Suite 1200 Seattle, Washington 98121

(Address of principal executive office)

(206) 374-1515

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 28, 2005, William Tisher notified the Company of his resignation as a director of ASC Management, Inc. (“the Company”), the managing general partner of American Seafoods, L.P., the registrant’s ultimate parent. Mr. Tisher served on the Company’s Board of Directors as a designee of Coastal Villages Region Fund, which has nominated Robert C. Williams as Mr. Tisher’s successor. The registrant anticipates that Mr. Williams will be appointed to the Company’s Board of Directors at its next regularly scheduled meeting, which is currently scheduled for August 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASG Consolidated LLC

Dated: August 1, 2005	By:	/s/ Brad Bodenman
Brad Bodenman Chief Financial Officer

ASG Finance, Inc.

	By:	/s/ Matthew D. Latimer
Matthew D. Latimer Vice President and Secretary